UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2015

DOMARK INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-136247	20-4647578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 King Street East, Suite 1102

Toronto, Ontario M5C 1E9

(Address of principal executive offices) (Zip Code)

(321) 250-4996

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Beginning July 21, 2015, the Company borrowed an additional $130,000 pursuant to convertible promissory notes previously entered into with several institutional investors. These monies are convertible into the Company’s common stock at a discount to the stock’s trading price. The terms of each note remain the same as disclosed in the Company’s previous reports.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Beginning July 21, 2015, the Company borrowed an additional $130,000 pursuant to convertible promissory notes previously entered into with several institutional investors. These monies are convertible into the Company’s common stock at a discount to the stock’s trading price. The terms of each note remain the same as disclosed in the Company’s previous reports.

On August 12, 2015, the Company issued 1,170,000 shares of our Series B Convertible Preferred Stock to our Chief Executive Officer, Andrew Ritchie, in full payment of $365,708 in accrued compensation owed to him and $70,000 in advances that Mr. Ritchie had made to the Company. These shares are convertible into 9,360,000,000 shares of the Company’s common stock at the election of the holder. Also on August 12, 2015, the Company issued Thomas Crompton, our Chief Financial Officer, 780,000 shares of Series B Convertible Preferred Stock in full payment of $203,121 in accrued compensation and $30,732 in advances to the Company. These shares are convertible into 6,240,000,000 shares of the Company’s common stock at the election of the holder. The above issuances became effective on August 13, 2015, the date of recordation of the certificate of designation of the Company’s Series B Convertible Preferred Stock with the Secretary of State of Nevada, as explained more fully below.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On August 12, 2015, the Company filed a certificate of designation with the Secretary of State of Nevada to designate our Series B Convertible Preferred Stock. The holders of the Series B Convertible Preferred Stock will have voting power equal to 51% of the voting power of the Company. On August 13, 2015, the Secretary of State of Nevada recorded this Certificate of Designation. As explained further below, on August 12, 2015, the Company issued 1,950,000 shares of our Series B Convertible Preferred Stock to Andrew Ritchie, our Chief Executive Officer, and Thomas Crompton, our Chief Financial Officer. This issuance became effective on August 13, 2015 as a result of the recordation of the certificate of designation. As a result of this issuance, the rights of the holders of our common stock have been materially limited since the holders of our common stock will no longer be able to acquire a majority of the voting power of the Company.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On August 12, 2015, the Company issued to Andrew Ritchie, our Chief Executive Officer and sole director, and Thomas Crompton, our Chief Financial Officer, a total of 1,950,000 shares of our Series B Convertible Preferred Stock, the terms of which are described more fully below. The Company issued 1,170,000 shares of Series B Convertible Preferred Stock to Mr. Ritchie in full payment of $365,708 in accrued compensation owed to him and $70,000 in advances that Mr. Ritchie had made to the Company. The Company issued Mr. Crompton 780,000 shares of Series B Convertible Preferred Stock in full payment of $203,121 in accrued compensation and $30,732 in advances to the Company. The above issuances became effective on August 13, 2015, the date of recordation of the certificate of designation of the Company’s Series B Convertible Preferred Stock with the Secretary of State of Nevada, as explained more fully below.

Because of the majority voting rights afforded by the Series B Convertible Preferred Stock, the Board of Directors determined that a change of control occurred on August 13, 2015, with control of the Company shifting from those shareholders holding a majority of the voting control of the Company to Mr. Ritchie and Mr. Crompton.

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Mr. Ritchie intends to vote all shares to which he is entitled to vote in favor of himself as a director at the Company’s next meeting for the election of directors. As the Company’s sole director, Mr. Ritchie also intends to maintain himself as Chief Executive Officer of the Company.

We are unaware of any arrangements which may at a subsequent date result in a change of control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 12, 2015, the Company issued to Andrew Ritchie, our Chief Executive Officer and sole director, and Thomas Crompton, our Chief Financial Officer, a total of 1,950,000 shares of our Series B Convertible Preferred Stock, the terms of which are described more fully below. The Company issued 1,170,000 shares of Series B Convertible Preferred Stock to Mr. Ritchie in full payment of $365,708 in accrued compensation owed to him and $70,000 in advances that Mr. Ritchie had made to the Company. The Company issued Mr. Crompton 780,000 shares of Series B Convertible Preferred Stock in full payment of $203,121 in accrued compensation and $30,732 in advances to the Company. The above issuances became effective on August 13, 2015, the date of recordation of the certificate of designation of the Company’s Series B Convertible Preferred Stock with the Secretary of State of Nevada, as explained more fully below.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 11, 2015, the Company filed two Certificates of Designation with the Secretary of State of Nevada creating two series of preferred stock: Class A Convertible Preferred Stock and Class B Convertible Preferred Stock. These designations were accepted by the Secretary of State of Nevada and became effective on August 13, 2015.

Class A Convertible Preferred Stock has voting rights of 1,000 per share of preferred stock and is convertible into 1,000 shares of common stock per share of preferred stock at the election of the holder.

Class B Convertible Preferred Stock has voting rights equal to 51% of the voting power of the Company. Each share of Class B Convertible Preferred Stock is convertible into 8,000 shares of common stock at the election of the holder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit

3.1	Certificate of Designation of Series A Convertible Preferred Stock

3.2	Certificate of Designation of Series B Convertible Preferred Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMARK INTERNATIONAL, INC.

Dated: August 18, 2015	By	/s/ Andrew Ritchie
Andrew Ritchie
Chief Executive Officer

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